Exhibit 10.3

20[__]-[__] SUBI SUPPLEMENT

TO

AMENDED AND RESTATED
TRUST AND SERVICING AGREEMENT

among

TOYOTA MOTOR CREDIT CORPORATION,

TMTT, INC.,
not in its individual capacity, but solely as Titling Trustee of Toyota Lease Trust,

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trust Agent,

and

[_________]
as 20[__]-[__] Securitization Trustee
and SUBI Securities Intermediary

Dated as of [__________]

4.07.	Third Party Beneficiaries	11
4.08.	Nonpetition Covenants	12

i

EXHIBITS

ANNEX OF SUPPLEMENTAL DEFINITIONSAnnex I

EXHIBIT A	Form of 20[__]-[__] SUBI Certificate	A-1

SCHEDULE I	Schedule of 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles as of the Cutoff Date	S-1

ii

20[__]-[__] SUBI SUPPLEMENT TO

AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT

20[__]-[__] SUBI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of [__________], among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as Grantor, UTI Beneficiary and Servicer), TMTT, INC., not in its individual capacity, but solely as Titling Trustee, U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association, not in its individual capacity, but solely as Trust Agent, and [_________], as 20[__]-[__] Securitization Trustee and SUBI Securities Intermediary.

RECITALS

A.      TMCC, the Titling Trustee and the Trust Agent have entered into the Titling Trust Agreement, pursuant to which TMCC and the Titling Trustee formed the Titling Trust, for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

B.      The Titling Trust Agreement contemplates that certain of the Titling Trust Assets, other than those previously identified on the Titling Trust’s books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Titling Trustee shall create a SUBI and issue to, or to the order of, the UTI Beneficiary one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flow arising from, but only from, such SUBI Assets.

C.      The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee to identify a SUBI Portfolio to be designated the 20[__]-[__] SUBI Portfolio and allocate the related Titling Trust Assets to the related 20[__]-[__] SUBI Sub-Trust, to create the related 20[__]-[__] SUBI and to create and issue to or to the order of the UTI Beneficiary a 20[__]-[__] SUBI Certificate, evidencing beneficial interests in the assets of the 20[__]-[__] SUBI, and to set forth the terms and conditions thereof.  It is the intention of the parties hereto that the 20[__]-[__] SUBI Certificate represent 100% of the beneficial interests in the 20[__]-[__] SUBI.

D.      The parties hereto desire to supplement the terms of the Titling Trust Agreement relating to the establishment of the 20[__]-[__] SUBI Collection Account.

E.      The parties hereto desire that, concurrently herewith, the SUBI Securities Intermediary establish the TMCC SUBI Securities Account, pursuant to the terms of the Account Control Agreement, into which the 20[__]-[__] SUBI Certificate will initially be transferred and held until such time as TMCC directs the SUBI Securities Intermediary to debit the TMCC SUBI Securities Account to reflect the transfer of the 20[__]-[__] SUBI Certificate pursuant to a financing transaction.

F.      Concurrently herewith, the Titling Trustee, on behalf of the Titling Trust, and the Servicer also will enter into the 20[__]-[__] Servicing Supplement pursuant to which, among other things, the terms of the Titling Trust Agreement will be supplemented insofar as they apply solely to the servicing of the SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit solely the SUBI Beneficiaries with respect to the 20[__]-[__] SUBI created hereby.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 20[__]-[__] SUBI Sub-Trust:

ARTICLE I

DEFINITIONS

1.01.      Definitions.  For all purposes of this 20[__]-[__] SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached to the Titling Trust Agreement or in the Annex of Supplemental Definitions attached hereto for all purposes of this 20[__]-[__] SUBI Supplement.  In the event of any conflict between a definition set forth both in the Annex of Definitions and in the Annex of Supplemental Definitions, the definition set forth in the Annex of Supplemental Definitions shall prevail.  In the event of any conflict between a definition set forth both herein and in the Annex of Definitions or Annex of Supplemental Definitions, the definitions set forth herein shall prevail.  All terms used in this 20[__]-[__] SUBI Supplement include, as appropriate, all genders and the plural as well as the singular.  All references such as “herein”, “hereof” and the like shall refer to this 20[__]-[__] SUBI Supplement as a whole and not to any particular article or section within this 20[__]-[__] SUBI Supplement.  All references such as “includes” and variations thereon shall mean “includes without limitation” and references to “or” shall mean “and/or”.  Any reference herein to the “Titling Trustee, acting on behalf of the Titling Trust”, or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

ARTICLE II

CREATION AND TERMINATION OF TRUST INTERESTS

2.01.      Initial Creation of 20[__]-[__] SUBI Sub-Trust and 20[__]-[__] SUBI.

(a)      Pursuant to Section 3.01(c) of the Titling Trust Agreement, Titling Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiary.  The UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust a separate portfolio of SUBI Assets constituting the 20[__]-[__] SUBI Assets, which will consist of the Contracts and related Leased Vehicles listed on Schedule I hereto and other related Titling Trust Assets to be accounted for and held in trust independently from all other Titling Trust Assets within the Titling Trust, including all Titling Trust Assets already identified and allocated to any other SUBI Sub-Trust and from those remaining as assets of the UTI Sub-Trust.

The assets of the 20[__]-[__] SUBI Sub-Trust established hereby shall consist of:  (i) those Contracts identified by Contract Number on Schedule I hereto that are Eligible Contracts as of the Cutoff Date, including the related rights of the Titling Trust as lessor under such Contracts, having an Aggregate Securitization Value as of the Cutoff Date of $[__________]; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the related Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) including as proceeds of any related Insurance Policies (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices); (iii) all of the Titling Trust’s right, title, interest and obligations (except such obligations that are specifically retained by the Titling Trust pursuant to the terms of the Titling Trust Agreement) with respect to such Contracts or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any other rights under or other proceeds of any Insurance Policies relating to such Contracts, Leased Vehicles or payments of the related Obligors with respect thereto (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its Customary Servicing Practices); (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to the Obligor, a third Person or Governmental Authority in accordance with the Servicer’s Customary Servicing Practices; (vi) the 20[__]-[__] SUBI Collection Account, including all cash and Eligible Investments therein and all income from the investment of funds therein and (vii) all proceeds of any of the foregoing arising on or after the Cutoff Date.

Based upon their identification and allocation by the Servicer pursuant to the 20[__]-[__] Servicing Supplement, the Titling Trustee hereby identifies and allocates as 20[__]-[__] SUBI Assets the portfolio of Contracts and Leased Vehicles more particularly described on Schedule I hereto, and the related Titling Trust Assets described above, each such 20[__]-[__] SUBI Asset to be identified on the books and accounts of the Titling Trust as belonging to the 20[__]-[__] SUBI Portfolio.

(b)      Pursuant to Section 3.01(c) of the Titling Trust Agreement, the Titling Trustee hereby creates the 20[__]-[__] SUBI Sub-Trust and the 20[__]-[__] SUBI. The 20[__]-[__] SUBI shall represent a specific undivided beneficial interest solely in the 20[__]-[__] SUBI Sub-Trust and the 20[__]-[__] SUBI Assets.

(c)      As required by Section 3.01(d) of the Titling Trust Agreement, the UTI Beneficiary hereby certifies to the Titling Trustee that as of the date of execution and delivery hereof:  that (i) either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 20[__]-[__] SUBI Sub-Trust and of the terms and provisions of this 20[__]-[__] SUBI Supplement and of the related Securitized Financing and (ii) as of the date hereof, and after giving effect to the creation of the 20[__]-[__] SUBI Sub-Trust pursuant to Section 2.01(b), the issuance of the 20[__]-[__] SUBI Certificate pursuant to Section 2.03(a), the transfer to, or to the order of, the UTI Beneficiary of the 20[__]-[__] SUBI Certificate pursuant to Section 2.03(b) and the Account Control Agreement, and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving the 20[__]-[__] SUBI and the 20[__]-[__] SUBI Certificate, there is and will be no default by the UTI Beneficiary in its capacity as UTI Beneficiary with respect to any Securitized Financing or other agreement or obligation secured by a UTI Pledge.

(d)      The parties hereto intend that, at any time during which the 20[__]-[__] SUBI Certificate is held or beneficially owned by a single Person, or by two or more Persons that are treated as a single Person for federal income tax purposes, the 20[__]-[__] SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes.  However, at any time that the 20[__]-[__] SUBI Certificate is held or beneficially owned by two or more Persons that are not treated as a single Person for federal income tax purposes, the parties hereto intend that the 20[__]-[__] SUBI Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes.  The 20[__]-[__] SUBI Sub-Trust shall not elect to be treated as an association under Section 301.7701-3(a) of the regulations of the United States Department of the Treasury for federal income tax purposes.

(e)      Each Beneficiary of the 20[__]-[__] SUBI Certificate shall at all times maintain a minimum net worth (excluding the value of the 20[__]-[__] SUBI Certificate held thereby and the value of any assets of the 20[__]-[__] Securitization Trust) equal to at least $[100,000]; provided that such minimum net worth requirement shall not apply to the 20[__]-[__] Securitization Trust or the 20[__]-[__] Securitization Trustee.

(f)      Each holder of the 20[__]-[__] SUBI Certificate, by acceptance of such certificate, agrees to comply with all covenants and restrictions applicable to a 20[__]-[__] SUBI Beneficiary and the interest in the 20[__]-[__] SUBI, whether set forth in the Titling Trust Agreement, this 20[__]-[__] SUBI Supplement, the 20[__]-[__] SUBI Certificate or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

2.02.      Rights in Respect of 20[__]-[__] SUBI.  Each holder of the 20[__]-[__] SUBI Certificate (including the 20[__]-[__] Securitization Trustee, on behalf of the registered holders of the securities issued by the 20[__]-[__] Securitization Trust, after the transfer of the 20[__]-[__] SUBI Certificate by the UTI Beneficiary to the Depositor and the subsequent transfer of the 20[__]-[__] SUBI Certificate by the Depositor to the 20[__]-[__] Securitization Trust) is a third-party beneficiary of the Titling Trust Agreement and this 20[__]-[__] SUBI Supplement, insofar as they apply to the 20[__]-[__] SUBI and the holder of the 20[__]-[__] SUBI Certificate.  Therefore, to that extent, references in the Titling Trust Agreement to the ability of any “holder of a SUBI Certificate”, “assignee of a SUBI Certificate” or the like to take any action shall also be deemed to refer to the 20[__]-[__] Securitization Trustee as holder of the 20[__]-[__] SUBI Certificate acting at its own instigation or upon the instruction of Noteholders pursuant to the terms of the 20[__]-[__] Securitization Indenture.

2.03.      Issuance and Form of SUBI Certificates.

(a)      The 20[__]-[__] SUBI shall be represented by one SUBI Certificate to be issued hereunder:  the 20[__]-[__] SUBI Certificate, evidencing the beneficial interests in the assets of the 20[__]-[__] SUBI.  The 20[__]-[__] SUBI Certificate represents 100% of the beneficial interests in the 20[__]-[__] SUBI and the assets of the 20[__]-[__] SUBI Sub-Trust.  The Titling Trustee is hereby instructed to issue the 20[__]-[__] SUBI Certificate substantially in the form of Exhibit A attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary.

The 20[__]-[__] SUBI Certificate may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary.  The Titling Trustee is hereby directed to issue and register the 20[__]-[__] SUBI Certificate in the name of the SUBI Securities Intermediary in such capacity, on behalf of and for the benefit of TMCC, and to deliver such SUBI Certificate on the Closing Date to the SUBI Securities Intermediary upon the order of TMCC.

(b)      The 20[__]-[__] SUBI Certificate initially shall be held in the TMCC SUBI Securities Account.

(c)      TMCC shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 20[__]-[__] SUBI Certificate to the TLI SUBI Securities Account.  Thereafter, the Depositor shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 20[__]-[__] SUBI Certificate to the 20[__]-[__] SUBI Securities Account.

(d)      Pursuant to Section 3.01(g) of the Titling Trust Agreement, the 20[__]-[__] SUBI Certificate may not be transferred or assigned except as provided in connection with the termination of the 20[__]-[__] Securitization Trust pursuant to the terms of the 20[__]-[__] Securitization Trust Agreement, in each case subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto (which agreement may be included in the 20[__]-[__] SUBI Certificate itself).  Notwithstanding the foregoing, the 20[__]-[__] SUBI Certificate may, at any time, be transferred or assigned to TLI, TMCC, or any of their respective affiliates.

2.04.      Filings.  The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the allocation of the 20[__]-[__] SUBI Assets to the 20[__]-[__] SUBI Portfolio as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitized Financing.  The Grantor hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer (in the case of the Servicer, only for so long as such Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantor any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 2.04.

2.05.      Termination of 20[__]-[__] SUBI.  In connection with any purchase by the Servicer of the corpus of the 20[__]-[__] Securitization Trust pursuant to Article X of the 20[__]-[__] Securitization Indenture and the succession thereof to all of the interest in the 20[__]-[__] SUBI and 20[__]-[__] SUBI Certificate, should all of the interest in the 20[__]-[__] SUBI thereafter be transferred to the UTI Beneficiary, whether by sale or otherwise, then, upon the direction of the UTI Beneficiary, the 20[__]-[__] SUBI shall be dissolved, the 20[__]-[__] SUBI Certificate shall be returned to the Titling Trustee and canceled thereby, and the Titling Trustee, at the direction of the Servicer, and upon confirmation that the Servicer has would up the 20[__]-[__] SUBI in accordance with Section 3808(g) of the Delaware Act, shall reallocate all 20[__]-[__] Contracts, 20[__]-[__] Leased Vehicles and related 20[__]-[__] SUBI Assets to the UTI Sub-Trust.

2.06.      Representations and Warranties of Titling Trustee; Ratification.

(a)      The Titling Trustee hereby makes the same representations and warranties set forth in Section 6.12 of the Titling Trust Agreement as of the date hereof, on which the Grantor and UTI Beneficiary have relied in executing this 20[__]-[__] SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of the 20[__]-[__] SUBI Certificate (and each Beneficiary of the 20[__]-[__] SUBI Certificate) may rely.

(b)      Each of TMTT, Inc. and U.S. Bank, National Association, in their respective individual capacities, hereby ratifies and confirms the execution and delivery, by such party, of the Titling Trust Agreement.

2.07.      Resignation or Removal of Titling Trustee.  No resignation or removal of the Titling Trustee pursuant to any provision of the Titling Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 20[__]-[__] Securitization Trust.

ARTICLE III

ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

3.01.      20[__]-[__] SUBI Collection Account.

(a)      The 20[__]-[__] Securitization Trustee (or the Servicer, on its behalf) shall establish in the name of the 20[__]-[__] Securitization Trustee, and maintain with respect to the 20[__]-[__] SUBI, the 20[__]-[__] SUBI Collection Account, for the benefit of the Beneficiaries of the 20[__]-[__] SUBI Certificate and, to the extent provided below, the Titling Trustee, which account shall constitute a SUBI Collection Account.  The 20[__]-[__] SUBI Collection Account initially shall be established with [_________], as 20[__]-[__] Securitization Trustee, and at all times shall be an Eligible Deposit Account.  In the event that the institution maintaining the 20[__]-[__] SUBI Collection Account is no longer an Eligible Institution, then the Servicer shall, with the 20[__]-[__] Securitization Trustee’s assistance as necessary, cause the 20[__]-[__] SUBI Collection Account to be moved to a bank or trust company that is an Eligible Institution.  In connection with the termination of the 20[__]-[__] Securitization Trust pursuant to Article IX of the 20[__]-[__] Securitization Trust Agreement, the 20[__]-[__] Securitization Trustee may transfer the 20[__]-[__] SUBI Collection Account to the Trust Agent.  The 20[__]-[__] SUBI Collection Account shall relate solely to the 20[__]-[__] SUBI and the 20[__]-[__] SUBI Sub-Trust, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in Article VII of the Titling Trust Agreement as supplemented by this 20[__]-[__] SUBI Supplement or the 20[__]-[__] Servicing Supplement.  All amounts held in the 20[__]-[__] SUBI Collection Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with Article V of the Titling Trust Agreement or Sections 3.01(b), 3.01(c), 3.03 or 3.04 of this 20[__]-[__] SUBI Supplement.  The Titling Trustee shall be a beneficiary of the 20[__]-[__] SUBI Collection Account only to the extent that amounts described in Sections 7.01(c) and 7.03 of the Titling Trust Agreement are not paid directly by the Servicer pursuant to the terms of the 20[__]-[__] Indenture; any such amounts shall be withdrawn from the 20[__]-[__] SUBI Collection Account only for such purposes and only to the extent set forth in Section 8.03 of the 20[__]-[__] Securitization Indenture, or as set forth in this Section 3.01(a) if the 20[__]-[__] SUBI Collection Account has been transferred to the Trust Agent.

(b)      On or prior to each Payment Date, the Servicer shall deposit into the 20[__]-[__] SUBI Collection Account all amounts collected or received in respect of the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles in the related Collection Period, except as otherwise specified herein or in the 20[__]-[__] Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions).  Amounts so deposited will be applied by the 20[__]-[__] Securitization Trustee or by the Servicer as specified in the 20[__]-[__] Securitization Indenture and the 20[__]-[__] Servicing Supplement.

(c)      From and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all amounts collected or received in respect of the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles into the 20[__]-[__] SUBI Collection Account as set forth in Section 4.02 of the 20[__]-[__] Servicing Supplement within two Business Days of its receipt thereof, and such amounts will thereafter be applied pursuant to Section 8.03 of the 20[__]-[__] Securitization Indenture.

3.02.      [Reserved].

3.03.      Investment Gains and Losses.  Except as otherwise provided herein, all or a portion of the funds deposited into the 20[__]-[__] SUBI Collection Account shall be invested by the 20[__]-[__] Securitization Trustee from time to time at the written direction of the Servicer, in any Eligible Investments.  All income gain or loss from investment of monies in the 20[__]-[__] SUBI Collection Account shall be for the account of the Servicer and credited and debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the 20[__]-[__] Securitization Trustee on behalf of the 20[__]-[__] Securitization Trust, its nominee or Financial Intermediary.  If at any time the Servicer shall not have given the 20[__]-[__] Securitization Trustee a timely written investment directive with respect to the 20[__]-[__] SUBI Collection Account, the 20[__]-[__] Securitization Trustee shall invest and reinvest any monies in such account in a mutual fund offered by the 20[__]-[__] Securitization Trustee or an affiliate of the 20[__]-[__] Securitization Trustee, each of which meet the requirements of clause [(i)] of the definition of Eligible Investments.  The 20[__]-[__] Securitization Trustee shall not be liable for the selection of investments or for investment losses incurred thereon in accordance with the instructions of the Servicer or as otherwise specified in this Section 3.03.

The 20[__]-[__] Securitization Trustee shall have no liabilities in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

3.04.      Rebalancing after Third-Party Claim.  To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 20[__]-[__] SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in Section 3.04 of the Titling Trust Agreement.

ARTICLE IV

MISCELLANEOUS PROVISIONS

4.01.      Governing Law.  This 20[__]-[__] SUBI Supplement shall in all respects be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

4.02.      Effect of 20[__]-[__] SUBI Supplement on Titling Trust Agreement.

(a)      Except as otherwise specifically provided herein:  (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require.  In the event of any conflict between the provisions of this 20[__]-[__] SUBI Supplement and the Titling Trust Agreement with respect to the 20[__]-[__] SUBI, the provisions of this 20[__]-[__] SUBI Supplement shall prevail.

(b)      For purposes of determining the parties’ obligations under this 20[__]-[__] SUBI Supplement with respect to the 20[__]-[__] SUBI, general references in the Titling Trust Agreement to:  (i) a SUBI Account shall be deemed to refer more specifically to a 20[__]-[__] SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 20[__]-[__] SUBI Asset; (iii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 20[__]-[__] SUBI Collection Account; (iv) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 20[__]-[__] SUBI Sub-Trust or 20[__]-[__] SUBI Portfolio, as the case may be; (v) a SUBI Supplement shall be deemed to refer more specifically to this 20[__]-[__] SUBI Supplement; (vi) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 20[__]-[__] Servicing Supplement; and (vii) a SUBI Beneficiary shall be deemed to refer to a 20[__]-[__] SUBI Beneficiary.

4.03.      Amendment.

(a)      This 20[__]-[__] SUBI Supplement may be amended by the parties hereto, without the consent of any of the Noteholders, the Certificateholders, the holders of the 20[__]-[__] SUBI Certificate, the holder of the 20[__]-[__] UTI Certificate or the holders of any Other SUBI Certificate, to cure any ambiguity, to correct or supplement any provisions in this 20[__]-[__] SUBI Supplement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this 20[__]-[__] SUBI Supplement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that either (i) an Officer’s Certificate shall have been delivered by TMCC to the Titling Trustee and the 20[__]-[__] Securitization Trustee certifying that such officer reasonably believes that such proposed amendment will not materially and adversely affect the interest of any Noteholder or (ii) the Rating Agency Condition has been satisfied in respect of such proposed amendment.

(b)      This 20[__]-[__] SUBI Supplement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and, if the interests of the Noteholders are materially and adversely affected, with the consent of the Holders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Class of Notes, acting together as a single Class but excluding for purposes of such calculation and action all Notes held or beneficially owned by TMCC, TLI or any of their Affiliates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this 20[__]-[__] SUBI Supplement or of modifying in any manner the rights of the Noteholders or Certificateholders under this 20[__]-[__] SUBI Supplement.

(c)      No amendment otherwise permitted under this Section 4.02 may (x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 20[__]-[__] Contracts or distributions required to be made for the benefit of any Noteholders or Certificateholders without the consent of all Noteholders, Certificateholders and the holders of the 20[__]-[__] SUBI Certificates adversely affected thereby, or (y) reduce the percentage of the Notes or Certificates which are required to consent to any such amendment without the consent of the Noteholders and Certficateholders adversely affected thereby; provided, that any amendment referred to in clause (x) or (y) above shall be deemed to not adversely affect any Noteholder if the Rating Agency Condition has been satisfied in respect of such proposed amendment.  No amendment referred to in clause (x) in the immediately preceding sentence shall be permitted unless an Officer’s Certificate shall have been delivered by the Servicer to the 20[__]-[__] Securitization Trustee certifying that such officer reasonably believes that such proposed amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder whose consent was not obtained.

(d)      For purposes of this Section 7.02, the 20[__]-[__] Securitization Trustee will be the holder of the 20[__]-[__] SUBI Certificate for purposes of determining whether any proposed amendment to this 20[__]-[__] SUBI Supplement will materially adversely affect the interests of the holders of the 20[__]-[__]  SUBI Certificate.

(e)      Promptly after the execution of any such amendment or consent, the Servicer shall cause written notification of the substance of such amendment or consent to be furnished to the Certificateholder, the 20[__] Securitization Trustee and each of the Rating Agencies.

(f)      It shall not be necessary for the consent of the Certificateholder or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(g)      Prior to the execution of any amendment to this 20[__]-[__] SUBI Supplement, the 20[__]-[__] Securitization Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this 20[__]-[__] SUBI Supplement.  The 20[__]-[__] Securitization Trustee may, but shall not be obligated to, enter into any such amendment which affects the 20[__]-[__] Securitization Trustee’s own rights, duties or immunities under this 20[__]-[__] SUBI Supplement or otherwise.  No amendment to this 20[__]-[__] SUBI Supplement will be permitted unless an Opinion of Counsel has been furnished to the 20[__]-[__] Securitization Trustee to the effect that such amendment will not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the 20[__]-[__] Securitization Trust or the Titling Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

(h)      Notwithstanding the foregoing, the SUBI Trust Agreement may be amended at any time by the parties thereto to the extent reasonably necessary to assure that the Titling Trust will not be classified as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes

(i)      Any amendment to this 20[__]-[__] SUBI Supplement that materially affects the UTI, any Other SUBI, any Other SUBI Certificate or Other SUBI Assets, in addition to the 20[__]-[__] SUBI Sub-Trust, will require the consent of the holders of the UTI Certificates or SUBI Certificates affected thereby.  Notwithstanding the foregoing, this Section 4.03 does not modify or supersede any provision in the Titling Trust Agreement.  Without limiting the foregoing, any amendment of the Titling Trust Agreement or any other SUBI Servicing Agreement that neither applies to nor affects the 20[__]-[__] SUBI shall not require the consent of the 20[__]-[__] Securitization Trustee or the Beneficiary of the 20[__]-[__] SUBI Certificate.

(j)      Notwithstanding the foregoing, this Section 4.03 does not modify or supersede any provision in the Titling Trust Agreement.  Without limiting the foregoing, any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 20[__]-[__] SUBI, the 20[__]-[__] SUBI Portfolio or the Beneficiaries of the 20[__]-[__] SUBI Certificate shall not require the consent of the Beneficiaries of the 20[__]-[__] SUBI Certificate or of the 20[__]-[__] Securitization Trustee.

4.04.      Notices.  The notice provisions of the Titling Trust Agreement shall apply equally to this Supplement; provided, that, any notice to the 20[__]-[__] Securitization Trust or the 20[__]-[__] Securitization Trustee shall be addressed as follows:

[_________]
[_________]
[_________]
Attention:  [_________]

A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement or this 20[__]-[__] SUBI Supplement shall be addressed and delivered as follows:

U.S. Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601
Attention:  Toyota Auto Lease Trust 20[__]-[__]

A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement shall also be delivered to the 20[__]-[__] Securitization Trustee insofar as it relates to the 20[__]-[__] Securitization Trust.

4.05.      Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this 20[__]-[__] SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 20[__]-[__] SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 20[__]-[__] SUBI Supplement or of the 20[__]-[__] SUBI Certificate or the rights of the holders thereof.  To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 20[__]-[__] SUBI Supplement invalid or unenforceable in any respect.

4.06.      Counterparts.  This 20[__]-[__] SUBI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

4.07.      Third Party Beneficiaries.  The registered holder and Registered Pledgee of the 20[__]-[__] SUBI Certificate (including the 20[__]-[__] Securitization Trust and the 2-[__]-[__] Securitization Trustee) and their respective successors, permitted assigns and pledgees are third-party beneficiaries of this 20[__]-[__] SUBI Supplement and the Titling Trust Agreement, insofar as they apply to the 20[__]-[__] SUBI.

4.08.      Nonpetition Covenants.  Notwithstanding any prior termination of 20[__]-[__] SUBI Supplement, each of the parties hereto, by entering into this 20[__]-[__] SUBI Supplement hereby covenants and agrees that it shall not at any time acquiesce, petition or otherwise invoke or cause the 20[__]-[__] Securitization Trust, the Depositor, the Titling Trustee, the Titling Trust, the UTI Beneficiary (and any general partner of the UTI Beneficiary that is a partnership, or the managing member of the UTI Beneficiary that is a limited liability company), or any Special Purpose Affiliate (and any general partner of any Special Purpose Affiliate that is a partnership, or the managing member of any Special Purpose Affiliate that is a limited liability company) that holds a beneficial interest in the Titling Trust (each, a “Party” and, collectively, the “Parties”) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against any Party, under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of the Parties, as the case may be, or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any of the Parties, in connection with any obligations relating to the Notes, the Certificates, this 20[__]-[__] SUBI Supplement or any of the Securitization Trust Documents prior to the date that is one year and one day after the date on which the 20[__]-[__] Securitization Indenture is terminated.  This Section 4.08 shall survive the termination of this 20[__]-[__] SUBI Supplement.

IN WITNESS WHEREOF, each of the parties hereto has caused this 20[__]-[__] SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

TOYOTA MOTOR CREDIT CORPORATION,
      as Grantor, Servicer and UTI Beneficiary

By: ___________________________________________
         Name:
         Title:

TMTT, INC.,
     as Titling Trustee

 By: ___________________________________________
          Name:
          Title:

U.S. BANK NATIONAL ASSOCIATION,
       as Trust Agent

 By: ___________________________________________
         Name:
         Title:

[_________],
     as 20[__]-[__] Securitization Trustee and SUBI
     Securities Intermediary

 By: ___________________________________________
         Name:
         Title:

ANNEX I

ANNEX OF SUPPLEMENTAL DEFINITIONS

Unless otherwise specified in the agreement to which this Annex of Supplemental Definitions is attached or which refers to this Annex of Supplemental Definitions, the following terms have the indicated meanings.  In the event of a conflict between a definition set forth herein and in the Annex of Definitions attached to the Titling Trust Agreement, those set forth herein shall prevail.  Terms defined herein but not directly or indirectly used or referenced in any agreement shall not be deemed to have any meaning or significance with respect to such agreement.

“20[__]-[__] Contracts” means the Contracts allocated to the 20[__]-[__] SUBI and 20[__]-[__] SUBI Sub-Trust pursuant to the 20[__]-[__] SUBI Supplement.

“20[__]-[__] Issuer SUBI Certificate Transfer Agreement” means that certain Issuer SUBI Certificate Transfer Agreement, dated as of [__________], between the Depositor and the 20[__]-[__] Securitization Trust.

“20[__]-[__] Leased Vehicles” means the Leased Vehicles allocated to the 20[__]-[__] SUBI and 20[__]-[__] SUBI Sub-Trust pursuant to the 20[__]-[__] SUBI Supplement.

“20[__]-[__] Securitization Indenture” means that certain Indenture, dated as of [__________], between TMCC and the Indenture Trustee.

“20[__]-[__] Securitization Owner Trustee” means [__________], as owner trustee under the 20[__]-[__] Securitization Trust Agreement.

“20[__]-[__] Securitization Trust” means the Toyota Auto Lease Trust 20[__]-[__] created by the 20[__]-[__] Securitization Trust Agreement, the estate of which consists, or will consist, of: (i) the 20[__]-[__] SUBI Certificate, the 20[__]-[__] SUBI Assets evidenced thereby and all monies due and to become due thereunder [from and] after the Cutoff Date; (ii) such monies as are from time to time deposited in each of the 20[__]-[__] SUBI Accounts; (iii) all rights accruing to the holder of the 20[__]-[__] SUBI Certificate as a third-party beneficiary of the Titling Trust Agreement, the 20[__]-[__] SUBI Supplement, the 20[__]-[__] Servicing Supplement and certain amounts held in the 20[__]-[__] SUBI Reserve Account; and (iv) all proceeds of the foregoing.

“20[__]-[__] Securitization Trust Agreement” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“20[__]-[__] Securitization Trustee” means [__________], in its capacity as indenture trustee under the 20[__]-[__] Securitization Indenture and any successor trustee appointed thereunder.

“20[__]-[__] Servicing Supplement” means the 20[__]-[__]Servicing Supplement to the Titling Trust Agreement, dated as of [__________], among TMCC, the Titling Trustee and the Trust Agent, and acknowledged and agreed to by the 20[__]-[__] Securitization Trustee,

Annex I-1

pursuant to which the Servicer services the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles.

“20[__]-[__] SUBI” means the SUBI created pursuant to the 20[__]-[__] SUBI Supplement.

“20[__]-[__] SUBI Account” means each or either of the 20[__]-[__] SUBI Collection Account and the 20[__]-[__] SUBI Reserve Account.

“20[__]-[__] Administration Agreement” means the Administration Agreement, dated as of [__________], among the 20[__]-[__] Securitization Trust, the Administrator and the 20[__]-[__] Securitization Trustee.

“20[__]-[__] SUBI Assets” means the 20[__]-[__] Contracts, 20[__]-[__] Leased Vehicles and related Titling Trust Assets allocated to the 20[__]-[__] SUBI and 20[__]-[__] SUBI Sub-Trust pursuant to the 20[__]-[__] SUBI Supplement.

“20[__]-[__] SUBI Beneficiary” means any Beneficiary that is a Beneficiary because it is the holder or pledgee of the 20[__]-[__] SUBI Certificate.

“20[__]-[__] SUBI Certificate” means the certificate issued by the Titling Trust pursuant to the 20[__]-[__] SUBI Supplement, which evidences the beneficial interest in the assets of the 20[__]-[__] SUBI.

“20[__]-[__] SUBI Certificate Transfer Agreement” means that certain SUBI Certificate Transfer Agreement, dated as of [__________], between the TMCC and the Depositor.

“20[__]-[__] SUBI Collection Account” means the SUBI Collection Account established  by the 20[__]-[__] Securitization Trustee pursuant to the 20[__]-[__] SUBI Supplement and designated as the “20[__]-[__] SUBI Collection Account.”

“20[__]-[__] SUBI Portfolio” means the SUBI Portfolio that includes the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles allocated to the 20[__]-[__] SUBI and 20[__]-[__] SUBI Sub-Trust pursuant to the 20[__]-[__] SUBI Supplement.

“20[__]-[__] SUBI Portfolio of Contracts” means the 20[__]-[__] Contracts included in the 20[__]-[__] SUBI Portfolio.

“20[__]-[__] SUBI Reserve Account” means the account designated as such and established and maintained pursuant to the Securities Account Control Agreement, dated as of [__________], between the Depositor and the 20[__]-[__] Securitization Trustee.

“20[__]-[__] SUBI Securities Account” means the account established by the SUBI Securities Intermediary pursuant to the 20[__]-[__] SUBI Securities Account Control Agreement, dated as of [__________].

Annex I-2

“20[__]-[__] SUBI Sub-Trust” means the SUBI Sub-Trust created pursuant to the 20[__]-[__] SUBI Supplement including as its assets the 20[__]-[__] SUBI Portfolio and the related Titling Trust Assets.

“20[__]-[__] SUBI Supplement” means the SUBI Supplement to the Titling Trust Agreement, dated as of [__________], among TMCC, the Titling Trustee and the Trust Agent, pursuant to which the Titling Trustee, at the direction of the UTI Beneficiary, creates the 20[__]-[__] SUBI Sub-Trust and the 20[__]-[__] SUBI and issues the 20[__]-[__] SUBI Certificate.

“Account Control Agreement” means that certain TMCC SUBI Account Control Agreement, dated as of [__________], between TMCC and the SUBI Securities Intermediary.

“Administrator” means TMCC, as administrator under the 20[__]-[__] Administration Agreement, or any successor administrator thereunder.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Securitization Value” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“ALG Residual Value” means the residual of a 20[__]-[__] Leased Vehicle set forth as the ALG Residual Value in the schedule attached as Exhibit A to the 20[__]-[__] SUBI Supplement.

“Annex of Definitions” means the Annex of Definitions attached to the Titling Trust Agreement.

“Annex of Supplemental Definitions” means this Annex of Supplemental Definitions attached to the 20[__]-[__] SUBI Supplement as Annex I thereto.

“Available Collections” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Basic Servicing Fee” means the fee payable to the Servicer on each Payment Date, calculated pursuant to Section 4.07 of the 20[__]-[__]Servicing Supplement, for services rendered during the related Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate, multiplied by the Aggregate Securitization Value as of the first day of the related Collection Period (or, with respect to the first Payment Date, [__________] of the Servicing Fee Rate, multiplied by the Aggregate Securitization Value as of the Cutoff Date).

“Beneficiary” has the meaning assigned to such term in the Annex of Definitions.

Annex I-3

“Business Day” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“California UCC” means the UCC in effect on the date hereof in the State of California.

“Certificate of Title” has the meaning assigned to such term in the Annex of Definitions.

“Certificate” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Certificateholder” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Charged-Off Contract” means a 20[__]-[__] Contract as to which (a) all or any part of a Monthly Payment is 120 or more days past due, or (b) if all or any part of a Monthly Payment is less than 120 days past due, the Servicer has, in accordance with its customary servicing procedures, (i) determined that eventual payment in full is unlikely, or (ii) repossessed the related Leased Vehicle, whichever of clauses (i) or (ii) occurs first.

“Charged-Off Vehicle Expenses” means, with respect to any Collection Period, all reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with the repossession of Repossessed Leased Vehicles or other vehicles that were covered by Charged-off Contracts, including, without limitation, any unpaid Monthly Payments, any unpaid payments of taxes, vehicle registration charges, clearance of parking tickets and similar items, and any expenses and charges payable by the Obligors not paid thereby or paid by the Servicer on behalf of Obligors.

“Charged-Off Vehicle Proceeds” means, with respect to any Collection Period, proceeds received in connection with the sale or other disposition of Repossessed Leased Vehicles or other vehicles that were covered by Charged-off Contracts, if any, that have been repossessed or returned to the Servicer or its agent during such Collection Period or any prior Collection period, in each case through the date of disposition of the related Leased Vehicle.

“Claim” has the meaning assigned to such term in the Annex of Definitions.

“Class” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Class B Final Scheduled Payment Date” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Closing Date” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Code” has the meaning assigned to such term in the Annex of Definitions.

“Collection Period” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

Annex I-4

“Collections” has the meaning assigned to such term in the Annex of Definitions.

“Commission” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Contingent and Excess Liability Insurance Policies” has the meaning assigned to such term in the Annex of Definitions.

“Contract” has the meaning assigned to such term in the Annex of Definitions.

“Contract Documents” has the meaning assigned to such term in the Annex of Definitions.

“Contract Number” means the unique identifying number assigned to a Contract by TMCC or the Servicer, as applicable.

“Contract Records” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Contract Residual Value” means the contract residual value of each 20[__]-[__] Leased Vehicle, as set forth on Exhibit A to the 20[__]-[__] Servicing Supplement.

“Controlling Class” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Customary Servicing Practices” means, with respect to the management, servicing, administration and making of collections on the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles, the performance of such actions with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable Contracts and Leased Vehicles that it services for itself or others.

“Cutoff Date” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Dealer” has the meaning assigned to such term in the Annex of Definitions.

“Dealer Agreement” has the meaning assigned to such term in the Annex of Definitions.

“Defaulted Vehicle” means a 20[__]-[__] Leased Vehicle related to a Charged-off Contract.

“Depositor” means TLI.

“Determination Date” means, with respect to any Payment Date, the second Business Day preceding such Payment Date.

“Due Date” has the meaning assigned to such term in the Annex of Definitions.

Annex I-5

“Eligible Contract” means a Contract which satisfies [the criteria specified in the definition of “Eligible Contract” set forth in the Annex of Definitions as of the date of the 20[__]-[__] SUBI Supplement, and also satisfies] the following criteria as of such date:

(a) such Contract was originated in the United States, after [__________], and had, at origination, a scheduled termination date on or after [__________] and no later than [__________];

(b)      such Contract was not more than [__] days past due as of the Cutoff Date [or the related Transfer Date, as the case may be], and has not been deferred more than [____] times or extended by more than [____] months in the aggregate (or by more than [____] months with the inclusion of any deferrals) or otherwise modified except in accordance with the Servicer’s normal credit and collection policies and practices;

(c) such Contract is not an asset of any SUBI other than the 20[__]-[__] SUBI; and

(d)      such Contract is a closed-end lease contract having an original scheduled maturity of not more than [____] months, will have been written for a Capitalized Cost, plus a lease charge which is based on the Lease Rate.  Substantially all of the 20[__]-[__] Contracts will provide for equal Monthly Payments that, when allocated between principal and the lease charge at the Lease Rate on a constant yield basis, will be sufficient to amortize the Capitalized Cost over the term of the Contract to an amount equal to the Contract Residual Value and provides that such Contract will allow the related Obligor voluntarily to terminate such Contract by paying the related Payoff Amount.

“Eligible Deposit Account” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Eligible Institution” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Eligible Investments” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Exchange Act” has the meaning assigned to such term in the Annex of Definitions.

“Financial Intermediary” has the meaning assigned to such term in the Annex of Definitions.

“Governmental Authority” has the meaning assigned to such term in the Annex of Definitions.

“Grantor” means TMCC, in its capacity as grantor under the Titling Trust Agreement.

“Holder” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

Annex I-6

“Independent Accountant” has the meaning assigned to such term in the Annex of Definitions.

“Insolvency Event” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Insurance Costs” has the meaning assigned to such term in the Annex of Definitions.

“Insurance Policies” has the meaning assigned to such term in the Annex of Definitions.

“Insurance Proceeds” has the meaning assigned to such term in the Annex of Definitions.

“Lease Rate” has the meaning assigned to such term in the Annex of Definitions.

“Leased Vehicle” has the meaning assigned to such term in the Annex of Definitions.

“Lien” means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics’ liens and any liens that attach to a 20[__]-[__] Contract or 20[__]-[__] Leased Vehicle or any property, as the context may require, by operation of law.

“Like-Kind Exchange Program” means the transactions contemplated by a certain Master Exchange Agreement, dated as of [__________], as amended from time to time, between TMCC, the Titling Trust and any Affiliate, or any similar program or arrangement.

“Liquidation Expenses” has the meaning assigned to such term in the Annex of Definitions.

“Liquidation Proceeds” has the meaning assigned to such term in the Annex of Definitions.

“Matured Leased Vehicle Expenses” means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale of such Matured Vehicle.

“Matured Leased Vehicle Proceeds” means gross amounts received by the Servicer or the Titling Trustee, on behalf of the Titling Trust (before reimbursement for Matured Leased Vehicle Expenses), in connection with the sale or other disposition of the a Matured Vehicle (without regard to whether such proceeds exceed the Booked Residual Value).

“Maturity Date” has the meaning assigned to such term in the Annex of Definitions.

“Monthly Payment” has the meaning assigned to such term in the Annex of Definitions.

“Monthly Remittance Conditions” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Note” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

Annex I-7

“Note Registrar” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Noteholder” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Obligor” has the meaning assigned to such term in the Annex of Definitions.

“Officer’s Certificate” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Other SUBI” means any SUBI other than the 20[__]-[__] SUBI.

“Other SUBI Assets” means the SUBI Assets allocated to any SUBI other than the 20[__]-[__] SUBI.

“Outstanding Amount” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Paying Agent” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Payment Date” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Payment Information” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Payments Ahead” has the meaning assigned to such term in the Annex of Definitions.

“Person” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Prepayment” has the meaning assigned to such term in the Annex of Definitions.

“Qualified Intermediary” means any Person acting as a “qualified intermediary” for TMCC’s Like-Kind Exchange Program pursuant to Section 1.1031(k)-1(g)(4) of the Treasury Regulations promulgated under the Code.

“Rating Agency” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Reallocation Payment” means, with respect to any date of determination, the Securitization Value of a 20[__]-[__] Contract with respect to such date.

“Record Date” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

Annex I-8

“Registered Pledgee” means, with respect to the 20[__]-[__] SUBI Certificate, the Person listed in the registration books maintained by the Titling Trustee as the registered pledgee of the 20[__]-[__] SUBI Certificate.

“Regulation AB” has the meaning assigned to such term in the 20[__]-[__] Securitization Indenture.

“Relief Act” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Repossessed Leased Vehicles” means any 20[__]-[__] Leased Vehicle actually repossessed by the Servicer or its agent or returned by the related Obligor thirty-one or more days prior to the termination date specified in the related 20[__]-[__] Contract, as such termination date may have been deferred as described herein, but as to which one or more scheduled Monthly Payments has not been made by or on behalf of the Obligor.

“Sales Proceeds” means, with respect to any 20[__]-[__] Leased Vehicle, all proceeds received from the sale or other disposition of such 20[__]-[__] Leased Vehicle, net of related Liquidation Expenses (or where applicable, an amount equal thereto deposited by the Servicer pursuant to the Servicing Agreement in connection with the reallocation of 20[__]-[__] Leased Vehicles under the Like-Kind Exchange Program).

“Sarbanes Certification” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Schedule of 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles” means the Schedule of 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles attached as Exhibit A to the 20[__]-[__] Servicing Supplement.

“Securities Act” has the meaning assigned thereto in the Annex of Definitions.

“Securities Intermediary” has the meaning assigned thereto in the 20[__]-[__] Securitization Indenture.

“Securitization Rate” means [____]%.

“Securitization Residual Value” means the residual value of each 20[__]-[__] Leased Vehicle set forth on Exhibit A to the 20[__]-[__] Servicing Supplement.

“Securitization Trust Documents” means each of the Transaction Documents relating to the Securitized Financing contemplated by the 20[__]-[__] SUBI Supplement, the 20[__]-[__] Servicing Supplement, the 20[__]-[__] Securitization Indenture and the 20[__]-[__] Securitization Trust Agreement.

“Securitization Value” means, with respect to any 20[__]-[__] Contract, (a) as of any date other than the Maturity Date of such 20[__]-[__] Contract, the sum of (i) the present value (discounted at the Securitization Rate) of the aggregate Monthly Payments remaining on such 20[__]-[__] Contract (including Monthly Payments due and not yet paid) and (ii) the present

Annex I-9

value (discounted at the Securitization Rate) of the ALG Residual Value of the related 20[__]-[__] Leased Vehicle and (b) as of the Maturity Date of the related 20[__]-[__] Contract, the ALG Residual Value of the related 20[__]-[__] Leased Vehicle; provided, however, that the Securitization Value of a Charged-off Contract is equal to zero.

“Securitized Financing” has the meaning assigned to such term in the Annex of Definitions.

“Security Deposit has the meaning assigned to such term in the Annex of Definitions.

“Securityholder” means the Holder of a Note, or the Certificateholder, as the case may be, except that, solely for the purposes of giving certain consents, waivers, requests or demands pursuant to the 20[__]-[__] Securitization Trust Agreement or the 20[__]-[__] Securitization Indenture, the interest evidenced by the Certificate or any Note registered in the name of TLI or TMCC, or any Person actually known to a Trust Officer of the 20[__]-[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee to be controlling, controlled by or under common control with TLI or TMCC, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

“Servicer” means TMCC, in its capacity as servicer under the Titling Trust Agreement and the 20[__]-[__] Servicing Supplement, or any successor to TMCC in such capacities.

“Servicer Default” means any of the following events:

(1)      any failure by the Servicer (or the Depositor, so long as TMCC is the Servicer) to deliver to (a) the 20[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee, as applicable, for deposit in the 20[__]-[__] SUBI Collection Account or 20[__]-[__] SUBI Reserve Account, any required payment or to direct the 20[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee, as applicable, to make any required distributions therefrom, or (b) the Titling Trustee for distribution to holders of interests in the 20[__]-[__] SUBI, which failure continues unremedied for five Business Days after receipt by the Servicer of written notice of such failure given (A) to the Servicer (or the Depositor, so long as TMCC is the Servicer) by the Titling Trustee, the 20[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee or (B) to the Depositor or the Servicer, as the case may be, and to the 20[__] Securitization Owner Trustee and the 20[__]-[__] Securitization Trustee, by the Holders of Notes evidencing not less than a majority of the Controlling Class of Notes; provided, however, that a Servicer Default pursuant to this clause (1) shall not be deemed to be a Servicer Default with respect to the UTI or any Other SUBI;

(2)      any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in the Titling Trust Agreement or the 20[__]-[__] Servicing Supplement, which failure materially and adversely affect the rights of the Noteholders, the Certificateholders or the holders of interests in the 20[__]-[__] SUBI and which continues unremedied for 90 days after the

Annex I-10

giving of written notice of such failure (A) to the Servicer (or the Depositor, so long as TMCC is the Servicer) by the Titling Trustee, the 20[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee or (B) to the Depositor or the Servicer, as the case may be, and to the 20[__] Securitization Owner Trustee and the 20[__]-[__] Securitization Trustee, by the Holders of Notes evidencing not less than a majority of the Controlling Class of Notes; provided, however, that a Servicer Default pursuant to this clause (2) shall not be deemed to be a Servicer Default with respect to the UTI or any Other SUBI;

(3)      any representation, warranty or statement of the Servicer made in the Titling Trust Agreement, the 20[__]-[__] Servicing Supplement, any other Securitization Trust Document to which the Servicer is a party or by which it is bound or any certificate, report or other writing delivered pursuant to the Titling Trust Agreement or the 20[__]-[__] Servicing Supplement shall prove to be incorrect in any material respect as of the time when the same shall have been made, which failure materially and adversely affects the rights of the Noteholders, Certificateholders or holders of interests in the 20[__]-[__] SUBI and which continues unremedied for 90 days after the giving of written notice of such failure (A) to the Servicer (or the Depositor, so long as TMCC is the Servicer) by the Titling Trustee, the 20[__] Securitization Owner Trustee or the 20[__]-[__] Securitization Trustee or (B) to the Depositor or the Servicer, as the case may be, and to the 20[__] Securitization Owner Trustee and the 20[__]-[__] Securitization Trustee, by the Holders of Notes evidencing not less than a majority of the Controlling Class of Notes; [provided, however, that a Servicer Default pursuant to this clause (3) shall not be deemed to have occurred hereunder if the Servicer has made the Reallocation Payment contemplated by Section 3.03 of the 20[__]-[__] Servicing Supplement and has reallocated the relevant 20[__]-[__] Contract and 20[__]-[__] Leased Vehicle to the UTI Portfolio within the time provided therefor; or

(4)      the occurrence of an Insolvency Event with respect to the Servicer.

Notwithstanding the foregoing, if a delay in or failure of performance referred to under clauses (1), (2) or (3) above was caused by a force majeure or other similar occurrences, the grace period described in clauses (1), (2) or (3) above will be extended for an additional period of 30 calendar days.

“Servicer Reimbursement” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Servicer’s Certificate” has the meaning assigned to such term in the 20[__]-[__] Servicing Supplement.

“Servicer’s Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee Rate” means [____]% per annum.

“Subcontractor” means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of the 20[__]-[__] Contracts or 20[__]-[__] Leased Vehicles but

Annex I-11

performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the 20[__]-[__] Contracts or 20[__]-[__] Leased Vehicles under the direction or authority of the Servicer or a Subservicer.

“SUBI” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Account” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Assets” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Beneficiary” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Certificate” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Collection Account” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Portfolio” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Securities Intermediary” means U.S. Bank National Association, in its capacity as securities intermediary (as such term is defined in Section 8-102 of the New York UCC) with respect to the TLI SUBI Securities Account, the TMCC SUBI Securities Account and the 20[__]-[__] SUBI Securities Account.

“SUBI Servicing Supplement” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Sub-Trust” has the meaning assigned to such term in the Annex of Definitions.

“SUBI Supplement” has the meaning assigned to such term in the Annex of Definitions.

“Subservicer” means any Person that services the 20[__]-[__] Contracts or 20[__]-[__] Leased Vehicles on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under the 20[__]-[__] Servicing Supplement that are identified in Item 1122(d) of Regulation AB.

“Sub-Trust” has the meaning assigned to such term in the Annex of Definitions.

“Successor Servicer” means any entity appointed as a successor to the Servicer pursuant to Section 6.03 of the 20[__]-[__] Servicing Supplement.

“Supplemental Servicing Fee” means, with respect to any Payment Date, all late fees, extension fees and other administrative fees and expenses or similar charges allowed by applicable law with respect to the 20[__]-[__] Contracts and 20[__]-[__] Leased Vehicles received by the Servicer during the related Collection Period, plus investment earnings on deposit in the 20[__]-[__] SUBI Collection Account.

“Title Documents” has the meaning assigned to such term in the Annex of Definitions.

Annex I-12

“Titling Trust” means Toyota Lease Trust, a Delaware business trust, formed pursuant to the Titling Trust Agreement.

“Titling Trust Agreement” means the Amended and Restated Trust and Servicing Agreement, dated as of October 1, 1996, among TMCC, the Titling Trustee, and, for certain limited purposes, the Trust Agent.

“Titling Trust Assets” has the meaning assigned to such term in the Annex of Definitions.

“Titling Trust Expenses” has the meaning assigned to such term in the Annex of Definitions.

“Titling Trustee” means TMTT, Inc., in its capacity as titling trustee under the Titling Trust Agreement, and any successor thereto in such capacity appointed pursuant to the Titling Trust Agreement.

“TLI” means Toyota Leasing, Inc., its successors and assigns.

“TLI SUBI Securities Account” means the account established by U.S. Bank National Association in its capacity as SUBI Securities Intermediary pursuant to the TLI SUBI Securities Account Control Agreement, dated as of [__________].

“TMCC” means Toyota Motor Credit Corporation, its successors and assigns.

“TMCC SUBI Securities Account” means the account established by the SUBI Securities Intermediary pursuant to the TMCC SUBI Securities Account Control Agreement, dated as of [__________].

“Total Servicing Fee” means, for each Payment Date, the sum of the Basic Servicing Fee and the Supplemental Servicing Fee for such Payment Date.

“Transaction Documents” has the meaning assigned to such term in the Annex of Definitions.

“Trust Agent” means U.S. Bank National Association, in its capacity as trust agent under the Titling Trust Agreement, and any successor thereto in such capacity appointed pursuant to the Titling Trust Agreement.

“Trust State” means each State in which the Titling Trust has all licenses necessary to own and lease vehicles.

“UCC” has the meaning assigned to such term in the Annex of Definitions.

“UTI” has the meaning assigned to such term in the Annex of Definitions.

“UTI Beneficiary” has the meaning assigned to such term in the Annex of Definitions.

“UTI Certificate” has the meaning assigned to such term in the Annex of Definitions.

Annex I-13

“UTI Pledge” has the meaning assigned to such term in the Annex of Definitions.

“UTI Portfolio” has the meaning assigned to such term in the Annex of Definitions.

“UTI Sub-Trust” has the meaning assigned to such term in the Annex of Definitions.

Annex I-14

EXHIBIT A

TOYOTA LEASE TRUST

20[__]-[__] SUBI CERTIFICATE

Evidencing interests in specified 20[__]-[__] SUBI Assets within the 20[__]-[__] SUBI Sub-Trust.  This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, TMTT, Inc., Toyota Leasing, Inc. or any of their respective affiliates.

Number 1

THIS CERTIFIES THAT [__________], in its capacity as SUBI Securities Intermediary, is the registered owner of a nonassessable, fully-paid, beneficial interest in specified assets of the 20[__]-[__] SUBI which in turn is comprised of interests in the assets of the 20[__]-[__] SUBI Sub-Trust of Toyota Lease Trust, a Delaware business trust (the “Titling Trust”) formed by Toyota Motor Credit Corporation (“TMCC”), as Grantor and UTI Beneficiary, and TMTT, Inc., a Delaware corporation, as trustee (the “Titling Trustee”) pursuant to a Trust and Servicing Agreement, as the same was amended and restated by the Amended and Restated Trust and Servicing Agreement (as amended and restated, the “Titling Trust Agreement”), each dated and effective as of October 1, 1996, among TMCC, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the “Trust Agent”).  A summary of certain of the provisions of the Titling Trust Agreement is set forth below.  Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 20[__]-[__] SUBI Supplement, as applicable.

This 20[__]-[__] SUBI Certificate is the only duly authorized SUBI Certificate issued under the 20[__]-[__] SUBI Supplement to the Titling Trust Agreement, dated as of [__________] (the “20[__]-[__] SUBI Supplement”), among the parties to the Tilting Trust Agreement.  This 20[__]-[__] SUBI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 20[__]-[__] SUBI Supplement, to which agreements any Beneficiary of this 20[__]-[__] SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

Also issued, or to be issued under the Titling Trust Agreement, are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust.  Prior to the date of initial issue of this 20[__]-[__] SUBI Certificate, the following certificates have been issued:  (i) a single UTI Certificate, representing 100% of the beneficial interests in the UTI, (ii) the 1997-A SUBI Certificate, representing 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, (iii) the 1998-A SUBI Certificate and 1998-A SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-A SUBI and the 1998-A SUBI Sub-Trust, (iv) the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-B SUBI and the 1998-B SUBI Sub-Trust, (v) the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-C SUBI and the

Exhibit A-1

1998-C SUBI Sub-Trust and (vi) [__________].  SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust.

The property of the Titling Trust is identified in the Titling Trust Agreement and the property of the 20[__]-[__] SUBI Sub-Trust is identified in the 20[__]-[__] SUBI Supplement.  Pursuant to the 20[__]-[__] SUBI Supplement, the 20[__]-[__] SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the “20[__]-[__] SUBI Sub-Trust”), and the beneficial interest in the 20[__]-[__] SUBI Sub-Trust was designated as a separate SUBI known as the “20[__]-[__] SUBI”.  The assets of the 20[__]-[__] SUBI Sub-Trust are represented by this 20[__]-[__] SUBI Certificate, which evidences beneficial interests in all the 20[__]-[__] SUBI Assets.  Any holder of this 20[__]-[__] SUBI Certificate shall be considered a 20[__]-[__] SUBI Beneficiary.  The rights of the Beneficiary of this 20[__]-[__] SUBI Certificate to certain of the proceeds of the 20[__]-[__] SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 20[__]-[__] SUBI Supplement.

This 20[__]-[__] SUBI Certificate is limited in right of payment to certain collections and recoveries in respect of the 20[__]-[__] Contracts (and the related Obligors) and the 20[__]-[__] Leased Vehicles allocated to the 20[__]-[__] SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 20[__]-[__] SUBI Supplement.  Copies of the Titling Trust Agreement and the 20[__]-[__] SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 20[__]-[__] SUBI Beneficiary upon request.

By accepting this 20[__]-[__] SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 20[__]-[__] SUBI Sub-Trust and those proceeds or assets derived from or earned by the 20[__]-[__] SUBI Assets. In addition, by accepting this 20[__]-[__] SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 20[__]-[__] SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Titling Trust Assets other than those included within the 20[__]-[__] SUBI Sub-Trust.

The 20[__]-[__] SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 20[__]-[__] SUBI and the 20[__]-[__] SUBI Portfolio, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 20[__]-[__] SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 20[__]-[__] Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment.

Any amendment of the Titling Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and this 20[__]-[__] SUBI shall also be subject to

Exhibit A-2

the foregoing provisions.  The foregoing does not apply to any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 20[__]-[__] SUBI or the 20[__]-[__] SUBI Portfolio and such amendments will not require the consent of any 20[__]-[__] SUBI Beneficiary or the 20[__]-[__] Securitization Trustee.  If approval of any 20[__]-[__] SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 20[__]-[__] SUBI Certificate.

As provided in the Titling Trust Agreement and the 20[__]-[__] SUBI Supplement, this 20[__]-[__] SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

Prior to due presentation of this 20[__]-[__] SUBI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 20[__]-[__] SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

Each holder of this 20[__]-[__] SUBI Certificate, by acceptance of this certificate, agrees to comply with all covenants and restrictions applicable to a 20[__]-[__] SUBI Beneficiary and the interest in 20[__]-[__] SUBI, whether set forth in the Titling Trust Agreement, the 20[__]-[__] SUBI Supplement, this 20[__]-[__] SUBI Certificate or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

Unless this 20[__]-[__] SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 20[__]-[__] SUBI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 20[__]-[__] SUBI Supplement or be valid for any purpose.

IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 20[__]-[__] SUBI Certificate to be duly executed.

Dated:  [_________]

TOYOTA LEASE TRUST

By:      TMTT, INC., as Titling Trustee

By:     ________________________________________
Authorized Officer

Exhibit A-3

SCHEDULE I

SCHEDULE OF 20[__]-[__] CONTRACTS AND
20[__]-[__] LEASED VEHICLES AS OF THE CUTOFF DATE

On file with the Servicer, the Titling Trustee and the 20[__]-[__] Securitization Trustee.

Schedule I-1